UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 9, 2006


                           Critical Therapeutics, Inc.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                    000-50767                  04-3523569
(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)


        60 Westview Street, Lexington, Massachusetts                02421
          (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (781) 402-5700

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

     On November 9, 2006, Critical Therapeutics, Inc. (the "Company") announced its financial results for the quarter ended September 30, 2006. The Company also provided guidance for net cash expenditures for the fourth quarter of 2006, projected expenses for non-cash stock-based compensation expense for the fourth quarter of 2006, cash and short-term investments at the full year end of 2006, net cash expenditures for 2007 and the anticipated availability of funds sufficient to fund operations into the second half of 2008. The full text of the press release issued in connection with the announcement is attached as Exhibit
99.1 to this Current Report on Form 8-K.

     The information in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

      (d)  Exhibits

           See Exhibit Index attached hereto.





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: November 9, 2006                            CRITICAL THERAPEUTICS, INC.

                                                  By:  /s/ Frank E. Thomas
                                                       -------------------------
                                                       Frank E. Thomas
                                                       President





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                                  EXHIBIT INDEX


Exhibit No.     Description
-----------     -----------

99.1            Press release dated November 9, 2006.